OAK RIDGE GROWTH FUND
                      a Series of
                 OAK RIDGE FUNDS, INC.

Supplement to Statement of Additional Information dated
                    March 31, 1998

    Capitalized terms not otherwise defined in this Supplement have the same meaning as stated in the
          Statement of Additional Information


                  DISTRIBUTION PLANS

Description of Plans

     Effective July 31, 1998, the Fund's Board of
Directors, including a majority of the Disinterested
Directors, approved an amendment to the Class A Plan and the Class C Plan. Under the amendment, the payment of fees pursuant to each Plan is no longer limited to amounts specifically expensed in a specific quarter.
In addition, such fees must be paid promptly after the close of the quarter rather than within 30 days of the close of a quarter. All amounts paid out of each Plan will continue to be reported to the Board of Directors, but must not be approved in advance of such payment.
Accordingly, the last paragraph on page 16 is deleted in its entirety and replaced as follows:

     "Payment of the distribution and/or service fee is to be made promptly following the end of each quarter;
provided, however, that the aggregate payments by the Fund under the Class A Plan to the Distributor and all Recipients may not exceed 0.25% (on an annualized basis) of the Fund's average net assets attributable to the Class A shares for that quarter, and the aggregate payments by the Fund under the Class C Plan to the Distributor and all Recipients may not exceed 1.00% (on an annualized basis) of the Fund's average net assets attributable to the Class C shares for that quarter.

 Please retain this Supplement with your Statement of Additional Information for future reference.

    The date of this Supplement is August 11, 1998.